UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2011

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Liberty Media Corporation (the “Company”) annual meeting of stockholders held on September 7, 2011 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Evan D. Malone, David E. Rapley and Larry E. Romrell to continue serving as Class I members of the Company’s board of directors until the 2014 annual meeting of stockholders or their earlier resignation or removal; (2) a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the definitive proxy statement relating to the Annual Meeting under the heading “Executive Compensation” (the “say-on-pay proposal”); (3) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “say-on-frequency proposal”); (4) a proposal to adopt the Liberty Media Corporation 2011 Nonemployee Director Incentive Plan (the “director plan proposal”); (5) a proposal to amend the restated certificate of incorporation of Liberty Media Corporation to change its name to Liberty Interactive Corporation (the “name change proposal”) in connection with, and subject to, the closing of the proposed split-off of the businesses, assets and liabilities of the Company’s Liberty Capital and Liberty Starz tracking stock groups (the “Split-Off”); and (6) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011 (the “auditor ratification proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Evan D. Malone	892,105,842	57,225,342	65,938,655
David E. Rapley	895,109,426	54,221,758	65,938,655
Larry E. Romrell	942,400,349	6,930,835	65,938,655

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Say-on-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
916,979,034	27,648,827	4,703,323	65,938,655

Accordingly, the say-on-pay proposal was approved.

3. The Say-on-Frequency Proposal

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstentions	Broker Non-Votes
334,846,866	14,444,731	595,463,722	4,575,865	65,938,655

Accordingly, the frequency at which future advisory votes on executive compensation will be held is every three years.

4. Approval of the 2011 Nonemployee Director Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
681,646,311	259,452,383	8,232,490	65,938,655

Accordingly, the director plan proposal was approved.

5. The Name Change Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,010,844,499	3,025,065	1,400,275	0

Accordingly, the name change proposal was approved.

6. The Auditor Ratification Proposal

For	Against	Abstentions	Broker Non-Votes
1,012,537,474	1,918,423	813,942	0

Accordingly, the auditor ratification proposal was approved.

Item 8.01.  Other Events

Notice of Redemption

Pursuant to the terms of its Restated Certificate of Incorporation, on September 7, 2011, the Company mailed a notice of redemption (the “Redemption Notice”) to holders of its Liberty Capital common stock and Liberty Starz common stock in connection with the redemptions required to effect the Split-Off.

The Redemption Notice is being filed herewith as Exhibit 99.1 to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended (the “Securities Act”), and is hereby incorporated by reference into this Item 8.01.

Transcript of the Annual Meeting

Following the adjournment of the Annual Meeting, Greg Maffei, the Company’s President and CEO, and John Malone, the Chairman of the Company’s board of directors, commented on certain aspects of the Company’s businesses and operations and answered questions from shareholders in attendance.

The portions of the transcript of the Annual Meeting that relate to the discussion of the Split-Off are being filed herewith as Exhibit 99.2 to this Form 8-K in compliance with Rule 425 of the Securities Act, and are hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Notice of Redemption
99.2	Excerpts of transcript of annual meeting relating to the proposed split-off

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2011

LIBERTY MEDIA CORPORATION

	By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Notice of Redemption
99.2	Excerpts of transcript of annual meeting relating to the proposed split-off